                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                              JANUARY 15, 1997


                             SOURCE MEDIA, INC.
            (Exact name of registrant as specified in is charter)



   DELAWARE                        0-21894                        13-3700438
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



   8140 WALNUT HILL LANE, SUITE 1000
        DALLAS, TEXAS 75231                                           75231
(Address of principal executive offices)                           (Zip Code)



             Registrant's telephone number, including area code:

                               (214) 890-9050

Item 2.  Acquisition or Disposition of Assets.

         On November 13, 1996, Source Media, Inc. (the "Company") entered into an agreement with its majority owned subsidiary, Cableshare Inc. ("Cableshare"), (the "Arrangement Agreement") to, in effect, acquire the outstanding voting stock of Cableshare that it and its subsidiaries did not already own. Pursuant to the Arrangement Agreement, the Company acquired the balance of Cableshare's voting shares (the "Cableshare Common Shares") pursuant to a procedure known as a statutory arrangement (the "Arrangement"). The Arrangement was subject to approval by the Ontario Court of Justice (General Division) pursuant to Section 182 of the Business Corporations Act (Ontario), which approval was granted December 18, 1996. In general, the Arrangement, which was consummated on January 14, 1996, involved a recapitalization of the Cableshare Common Shares pursuant to which the outstanding Cableshare Common Shares were exchanged for shares of common stock, $.001 par value per share, of the Company ("Source Common Shares"), and the Company and its subsidiaries became the owners of all the outstanding Cableshare Common Shares. The Arrangement was also approved by Cableshare's shareholders on December 18, 1996. Pursuant to the Arrangement, each holder of Cableshare Common Shares, (other than the Company and its subsidiaries and dissenting shareholders) received the number of Source Common Shares obtained by dividing the number of Cableshare Common Shares owned by such holder by 5.0156, rounded down to the nearest whole share, plus a cash payment in lieu of any fractional shares. The Company issued an aggregate of 1,425,000 Source Common Shares pursuant to the Arrangement.

         Cableshare has developed a patented interactive television technology currently being used by the Company under a license agreement that uses telephone lines and cable television to deliver interactive services to consumers. This interactive television technology is a multi-user multimedia system designed to deliver pictures, text, graphics and audio on demand to a user's television set through existing coaxial cable television and telephone networks. This technology stores the video and audio presentations in a compressed digital form on a computer hard drive.


Item 7.  Financial Statements and Exhibits.

         (a)     Financial Statements of Businesses Acquired.

                 It is impractical to provide at this time the financial statements required by Item 7(a) of Form 8-K. Pursuant to Item 7(a)(4) of Form 8-K, such financial statements will be filed as soon as they are available and on or before March 31, 1997.

         (b)     Pro Forma Financial Information.

         Unaudited Pro Forma Condensed Consolidated Balance Sheet at September
           30, 1996

         Unaudited Pro Forma Condensed Consolidated Balance Sheet at November
           30, 1996

         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1995

         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1996

         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Eleven Months Ended November 30, 1996

         Notes to Unaudited Pro Forma Condensed Consolidated Financial
           Statements

         (c)     Exhibits.

         Exhibit 10.1 -   Arrangement Agreement dated November 13, 1996 between
                          Source Media, Inc. and Cableshare Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 15, 1997                 SOURCE MEDIA, INC.


                                        By: /s/ Timothy P. Peters
                                            -----------------------------------
                                            Timothy P. Peters, Chief Executive
                                            Officer

                              SOURCE MEDIA, INC.


                              TABLE OF CONTENTS



                                                                                                           PAGE
                                                                                                           ----
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS ......................................     F-2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1996.....................     F-3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF NOVEMBER 30, 1996 .....................     F-4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
  YEAR ENDED DECEMBER 31, 1995  ......................................................................     F-5

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
  NINE MONTHS ENDED SEPTEMBER 30, 1996  ..............................................................     F-6

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
  ELEVEN MONTHS ENDED NOVEMBER 30, 1996  .............................................................     F-7

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS  ............................     F-8

                               SOURCE MEDIA, INC.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated balance sheets as of September 30, 1996 and November 30, 1996 reflect (i) the issuance of 1,425,000 shares of Source Media, Inc. common stock, $.001 par value ("Source Common Shares") for all of the outstanding Cableshare Common Shares and (ii) the issuance of options to purchase Source Common Shares in exchange for all of the outstanding options to purchase Cableshare Common Shares as if such transactions had been consummated on September 30, 1996 and November 30, 1996, respectively. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1995, the nine months ended September 30, 1996 and the eleven months ended November 30, 1996 give effect to such transactions as if they had been consummated on January 1, 1995.

     These statements are not necessarily indicative of the results that would have been obtained had the transactions described above been consummated on the dates indicated. The unaudited pro forma condensed consolidated balance sheets and statements of operations are based on a preliminary purchase allocation with respect to the assets and liabilities of Cableshare. The final purchase price allocation may differ from the preliminary allocation used for purposes of these unaudited pro forma condensed consolidated financial statements. For further information, refer to the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995 and the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 1996.

                               SOURCE MEDIA, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                 (in thousands)

                                                              SOURCE         PRO FORMA         AS
                                                            MEDIA, INC.     ADJUSTMENTS     ADJUSTED
                                                            -----------     -----------     --------
ASSETS
Current assets:
  Cash and cash equivalents.............................     $  12,159       $    (600)(c)  $ 10,959
                                                                                  (600)(f)
  Accounts receivable, net..............................         1,049                         1,049
  Prepaid expenses and other current assets.............         1,514                         1,514
                                                             ---------       ---------      --------
Total current assets....................................        14,722          (1,200)       13,522
Property and equipment, net.............................         2,754           1,800 (f)     4,554
Intangible assets:
  Patents, net .........................................           730          10,440 (a)    12,311
                                                                                   541 (b)
                                                                                   600 (c)
  Goodwill, net ........................................           594                           594
Other non-current assets................................           355                           355
                                                             ---------       ---------      --------
Total assets............................................     $  19,155       $  12,181      $ 31,336
                                                             =========       =========      ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Trade accounts payable................................     $     909                      $    909
  Accrued payroll and other accrued liabilities.........         1,466           1,200         2,666
  Unearned income.......................................         4,508                         4,508
  Current portion of capital lease obligations..........           119                           119
                                                             ---------       ---------      --------
Total current liabilities...............................         7,002           1,200         8,202
Long-term debt, net of discount.........................         4,580                         4,580
Capital lease obligations, less current portion.........            39                            39
Minority interests in consolidated subsidiaries, net of
  note receivable from minority stockholder.............         2,897             290 (a)     3,187
Total stockholders' equity..............................         4,637          10,150 (a)    15,328
                                                                                   541 (b)
                                                             ---------       ---------      --------
Total liabilities and stockholders' equity..............     $  19,155       $  12,181      $ 31,336
                                                             =========       =========      ========

  See notes to unaudited pro forma condensed consolidated financial statements

                               SOURCE MEDIA, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               NOVEMBER 30, 1996
                                 (in thousands)

                                                              SOURCE         PRO FORMA         AS
                                                            MEDIA, INC.     ADJUSTMENTS     ADJUSTED
                                                            -----------     -----------     --------
ASSETS
Current assets:
  Cash and cash equivalents.............................     $   7,633       $    (600)(c)  $  6,433
                                                                                  (600)(f)
  Accounts receivable, net..............................           939                           939
  Prepaid expenses and other current assets.............         2,232                         2,232
                                                             ---------       ---------      --------
Total current assets....................................        10,804          (1,200)        9,604
Property and equipment, net.............................         3,901           1,800 (f)     5,701
Intangible assets:
  Patents, net..........................................           638          10,440 (a)    12,219
                                                                                   541 (b)
                                                                                   600 (c)
  Goodwill, net.........................................           514                           514
Other non-current assets................................           316                           316
                                                             ---------       ---------      --------
Total assets............................................     $  16,173       $  12,181      $ 28,354
                                                             =========       =========      ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Trade accounts payable................................     $     886                      $    886
  Accrued payroll and other accrued liabilities.........         1,681           1,200 (f)     2,881
  Unearned income.......................................         4,312                         4,312
  Current portion of capital lease obligations..........            99                            99
                                                             ---------       ---------      --------
Total current liabilities...............................         6,978           1,200         8,178
Long-term debt, net of discount.........................         4,580                         4,580
Capital lease obligations, less current portion.........            27                            27
Minority interests in consolidated subsidiaries, net of
  note receivable from minority stockholder.............         2,908             290 (a)     3,198
Total stockholders' equity..............................         1,680          10,150 (a)    12,371
                                                                                   541 (b)
                                                             ---------       ---------      --------
Total liabilities and stockholders' equity..............     $  16,173       $  12,181      $ 28,354
                                                             =========       =========      ========

  See notes to unaudited pro forma condensed consolidated financial statements

                               SOURCE MEDIA, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                    (in thousands except for per share data)

                                                              SOURCE         PRO FORMA         AS
                                                            MEDIA, INC.     ADJUSTMENTS     ADJUSTED
                                                            -----------     -----------     --------
Monetary revenues.......................................     $   9,342                      $  9,342
Nonmonetary revenues....................................        15,944                        15,944
                                                             ---------                      --------
  Total revenues........................................        25,286                        25,286
Monetary cost of sales..................................         4,937                         4,937
Nonmonetary cost of sales...............................        15,944                        15,944
                                                             ---------                      --------
  Total cost of sales...................................        20,881                        20,881
                                                             ---------                      --------
Gross profit............................................         4,405                         4,405
Selling, general and administrative expenses............         7,952            600(g)       8,552
Amortization of intangible assets.......................         1,031          2,316(d)       3,347
Research and development expenses.......................         3,750                         3,750
                                                             ---------        -------       --------
                                                                12,733          2,916         15,649
                                                             ---------        -------       --------
Operating loss..........................................        (8,328)        (2,916)       (11,244)
Interest expense........................................           354                           354
Interest income.........................................          (217)                         (217)
Other (income)..........................................           (25)                          (25)
Minority interest in losses of consolidated
  subsidiaries..........................................          (252)           252(d)          --
Charges related to financing incentives.................         1,581                         1,581
                                                             ---------        -------       --------
Net loss................................................        (9,769)        (3,168)       (12,937)
Preferred stock dividends...............................           833                           833
                                                             ---------        -------       --------
Net loss attributable to common stockholders............     $ (10,602)       $(3,168)      $(13,770)
                                                             =========        =======       ========
Net loss per common share...............................     $   (1.65)                     $  (1.76)(e)
                                                             =========                      ========
Weighted average common shares outstanding..............         6,413                         7,837
                                                             =========                      ========

  See notes to unaudited pro forma condensed consolidated financial statements

                               SOURCE MEDIA, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                    (in thousands except for per share data)

                                                              SOURCE         PRO FORMA         AS
                                                            MEDIA, INC.     ADJUSTMENTS     ADJUSTED
                                                            -----------     -----------     --------
Monetary revenues.......................................      $ 6,406                       $  6,406
Nonmonetary revenues....................................        8,041                          8,041
                                                              -------                       --------
  Total revenues........................................       14,447                         14,447
Monetary cost of sales..................................        2,708                          2,708
Nonmonetary cost of sales...............................        8,041                          8,041
                                                              -------                       --------
  Total cost of sales...................................       10,749                         10,749
                                                              -------                       --------
Gross profit............................................        3,698                          3,698
Selling, general and administrative expenses............        8,081             450 (g)      8,531
Amortization of intangible assets.......................          774           1,737 (d)      2,511
Research and development expenses.......................        4,414                          4,414
                                                              -------         -------       --------
                                                               13,269           2,187         15,456
                                                              -------         -------       --------
Operating loss..........................................       (9,571)         (2,187)       (11,758)
Interest expense........................................          361                            361
Interest income.........................................         (662)                          (662)
Other (income)..........................................          (32)                           (32)
Minority interest in losses of consolidated
  subsidiaries..........................................          (69)             69 (d)         --
                                                              -------         -------       --------
Net loss................................................      $(9,169)        $(2,256)      $(11,425)
                                                              =======         =======       ========
Net loss per common share...............................      $ (0.92)                      $  (1.00)(e)
                                                              =======                       ========
Weighted average common shares outstanding..............        9,933                         11,357
                                                              =======                       ========

  See notes to unaudited pro forma condensed consolidated financial statements

                               SOURCE MEDIA, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      ELEVEN MONTHS ENDED NOVEMBER 30, 1996
                    (in thousands except for per share data)

                                                              SOURCE         PRO FORMA         AS
                                                            MEDIA, INC.     ADJUSTMENTS     ADJUSTED
                                                            -----------     -----------     --------
Monetary revenues.......................................     $  7,599                       $  7,599
Nonmonetary revenues....................................        9,026                          9,026
                                                             --------                       --------
  Total revenues........................................       16,625                         16,625
Monetary cost of sales..................................        3,193                          3,193
Nonmonetary cost of sales...............................        9,026                          9,026
                                                             --------                       --------
  Total cost of sales...................................       12,219                         12,219
                                                             --------                       --------
Gross profit............................................        4,406                          4,406
Selling, general and administrative expenses............       10,291             550 (g)     10,841
Amortization of intangible assets.......................          945           2,123 (d)      3,068
Research and development expenses.......................        5,709                          5,709
                                                             --------         -------       --------
                                                               16,945           2,673         19,618
                                                             --------         -------       --------
Operating loss..........................................      (12,539)         (2,673)       (15,212)
Interest expense........................................          484                            484
Interest income.........................................         (750)                          (750)
Other (income)..........................................          (35)                           (35)
Minority interest in losses of consolidated
  subsidiaries..........................................          (48)             48 (d)         --
                                                             --------         -------       --------
Net loss................................................     $(12,190)        $(2,721)      $(14,911)
                                                             ========         =======       ========
Net loss per common share...............................     $  (1.23)                      $  (1.31)(e)
                                                             ========                       ========
Weighted average common shares outstanding..............        9,935                         11,359
                                                             ========                       ========

  See notes to unaudited pro forma condensed consolidated financial statements

                               SOURCE MEDIA, INC.

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

     The accompanying unaudited pro forma condensed consolidated balance sheets reflect the pro forma adjustments described below as if the Arrangement had been consummated on their respective dates -- September 30, 1996 and November 30, 1996. The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1995, the nine months ended September 30, 1996 and the eleven months ended November 30, 1996 reflect the pro forma adjustments described below as if the Arrangement had been consummated on January 1, 1995.

     The historical financial statements of the Company include the accounts of the Company and its wholly and majority owned subsidiaries, including Cableshare, for all periods presented.

     The accompanying unaudited pro forma condensed financial statements are not necessarily indicative of the results that would have been obtained had the Arrangement occurred on the dates indicated. The unaudited pro forma condensed consolidated balance sheet and statements of operations are based on a preliminary purchase price allocation with respect to the assets and liabilities of Cableshare. The final purchase price allocation may differ from the preliminary allocation used for purposes of these unaudited pro forma condensed financial statements.

2.   PRO FORMA ADJUSTMENTS

     (a) To record the issuance on January 14, 1997 by the Company of 1,425,000 Source Common Shares in exchange for all of the outstanding Cableshare Common Shares not owned by the Company and its subsidiaries. The per share market price of Source Common Shares on the closing date of the Arrangement, January 14, 1997, was $7.125.

     (b) To record the issuance of options to purchase 177,000 Source Common Shares with exercise prices ranging from US$4.96 to US$1.43 in exchange for all of the outstanding options to purchase Cableshare Common Shares.

     (c)  To record the estimated costs of the Arrangement.

     (d) To record the amortization of the patents to be recorded upon the consummation of the Arrangement, assuming a five year amortization period, and to eliminate the minority interests in losses of Cableshare.

     (e) The pro-forma loss per common share is calculated based on the aggregate of the weighted average number of Source Common Shares outstanding, assuming that the Arrangement occurred at the beginning of the period. Stock options are not considered in the calculation of the pro forma loss per common share because they are anti-dilutive.

     (f) To record the purchase of certain assets from GTE Directories Corporation ("GTE") in December 1996.

     (g) To record the depreciation related to the purchase of certain assets from GTE, assuming a three year depreciation period.

                                EXHIBIT INDEX

Exhibit
Number                           Description
-------                          -----------

 10.1    -       Arrangement Agreement dated November 13, 1996 between Source
                 Media, Inc. and Cableshare Inc.